UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: November 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	November 30, 2013

LEGG MASON

STRATEGIC REAL

RETURN FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide an attractive long-term real return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Strategic Real Return Fund for the twelve-month reporting period ended November 30, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

December 27, 2013

II	Legg Mason Strategic Real Return Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended November 30, 2013 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then accelerated, as first quarter 2013 GDP growth was 1.1%, supported by strengthening consumer spending. GDP growth in the second quarter further improved to 2.5%. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The U.S. Department of Commerce’s final reading for third quarter 2013 GDP growth, released after the reporting period ended, was 4.1%. Stronger growth was driven, in part, by an increase in private inventory investment, a deceleration in imports and accelerating state and local government spending.

The U.S. job market improved during the reporting period, although unemployment remained elevated from a historical perspective. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.8%. Unemployment fell to 7.7% in February 2013 and edged lower over much of the next seven months to reach 7.2% in September 2013. After rising to 7.3% in October, unemployment then fell to 7.0% in November, its lowest reading since November 2008. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 63% in November, close to its lowest level since 1978.

While sales of existing-homes have declined in recent months given rising mortgage rates, home prices continued to move higher. According to the National Association of Realtors (“NAR”), existing-home sales fell 4.3% on a seasonally adjusted basis in November 2013 versus the previous month and were 1.2% lower than in November 2012. However, the NAR reported that the median existing-home price for all housing types was $196,300 in November 2013, up 9.4% from November 2012. The inventory of homes available for sale in November 2013 was 0.9% lower than the previous month at a 5.1 month supply at the current sales pace and was 5.0% higher than in November 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced a temporary soft patch. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during the first five months of the reporting period. It then contracted in May 2013, with a PMI of 49.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s lowest reading since June 2009. However, this was a short-term setback, as the PMI rose over the next six months and was 57.3 in November, the best reading since April 2011.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low

Legg Mason Strategic Real Return Fund	III

Investment commentary (cont’d)

range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” Fed Chairman Bernanke also brought up the potential for a partial government shutdown on October 1 and the debt ceiling debate as reasons for maintaining its current policy. As expected, at its meeting that concluded on October 30, 2013, the Fed maintained its asset purchase program. Finally, at the Fed’s meeting that concluded on December 18, 2013, after the reporting period ended, the Fed announced that it would begin reducing its monthly asset purchases, saying “In light of the cumulative progress toward maximum employment and the improvement in the outlook for labor market conditions, the Committee decided to modestly reduce the pace of its asset purchases. Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

December 27, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Legg Mason Strategic Real Return Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. Under normal market conditions, the Fund, using a tactical asset allocation program, seeks to provide an attractive long-term real return. The Fund defines real return as total return reduced by the impact of inflation. In seeking to meet its investment goal, the Fund may allocate its assets among five investment “sleeves” which Legg Mason Global Asset Allocation, LLC (“LMGAA”), the Fund’s adviser, believes generally complement each other, with the following target allocations of the Fund’s net assets:

•	Inflation-Linked Debt Securities (40%)

•	Global Equity Securities (20%)

•	Commodity-Linked Securities (20%)

•	Real Estate Investment Trusts (“REITs”)[i] (10%)

•	Tactical Strategy (10%)

LMGAA uses tactical asset allocation to dynamically shift the portfolio among these five sleeves, depending on the fundamental drivers of inflation at the time. The composition and asset allocation of the Fund’s investment portfolio will vary over time, based on LMGAA’s overall allocation decisions, and may be changed without shareholder approval. Asset allocation decisions are primarily based on LMGAA’s evaluations of future consumer price trends and the relative attractiveness of the asset classes in which the Fund invests. These evaluations are based on modeling processes that assign probabilities to different inflation scenarios. The processes take into account several factors, including quantitative analysis, qualitative inputs and risk management guidelines.

The Fund utilizes a “multi-manager” approach, whereby the adviser and each subadviser provide day-to-day management for one or more of the investment sleeves. The adviser and each subadviser use different investment strategies in managing the sleeves, act independently from the others in their management of the relevant investment sleeve, and use their own methodology for selecting investments.

Currently, Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“WAML”) and Western Asset Management Company Ltd. in Japan (“Western Japan”) manage the Inflation-Linked Debt Securities Sleeve, Batterymarch Financial Management, Inc. (“Batterymarch”) manages the Global Equity Securities Sleeve and LMGAA manages the Commodity-Linked Securities Sleeve, the REITs Sleeve and the Tactical Strategy Sleeve. LMGAA may also allocate a portion of the Fund’s assets to ClearBridge Investments, LLC (“ClearBridge”), either in place of, or in addition to, the subadvisers named above. Western Asset manages the Fund’s cash and short-term instruments.

The Fund uses commodity derivatives (swaps and S&P GSCI®ii futures) to gain exposure to commodities. These derivatives are fully collateralized with cash.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Inflation remained low during the reporting period. At the start of the reporting period on December 1, 2012, U.S. inflation was running at an annual rate of 1.8%. For most of the ensuing year, the inflation rate ranged between 1.5% and 2.0%, but toward the end of the reporting period the rate of

Legg Mason Strategic Real Return Fund 2013 Annual Report	1

Fund overview (cont’d)

inflation dropped toward 1.0%. Core inflation, which excludes the effects of food and energy prices, moved within a narrower range, staying between 1.6% and 2.0% during the entire period. Below-trend growth in the U.S. economy has helped inflation remain low, despite the Federal Reserve Board (“Fed”)iii policy of “quantitative easing.”

Global equities, as measured by the MSCI All Country World Index (“MSCI ACWI”)iv, were the best performing asset class among the components of the Fund’s Composite Index (the “Composite”)v, returning 24.11% over the reporting period. Investors grew more optimistic during the period about the outlook for corporate earnings, as signs of stronger growth emerged in many economies around the world. The FTSE NAREIT All REITs Indexvi, which measures the performance of real estate investment trusts, gained 5.62%. Other segments of the Composite did not fare as well. The S&P GSCI® index of commodity markets returned -3.71%, as slower growth in China reduced demand for commodities. The Barclays U.S. TIPS Indexvii returned -7.85%; low inflation and rising nominal interest rates were the main reasons for the decline in TIPS. The Citigroup 1-Month U.S. Treasury Bill Indexviii, a measure of one-month Treasury bills (also a component in the Composite), returned 0.04%, reflecting the near-zero level of short-term interest rates. The Composite is hedged 40% into a basket of foreign currencies, represented by the U.S. Dollar Index (“USDX”).ix The USDX rose 0.66% over the twelve months ended November 30, 2013 as the U.S. dollar strengthened, on average, relative to the foreign currencies in this Index.

Q. How did we respond to these changing market conditions?

A. At the start of the reporting period, we were underweight commodities and overweight REITs. Within the Tactical Strategy sleeve, we were long the SPDR Barclays High Yield Bond ETF. At the end of May, we closed out our small position in high yield bonds. In June, we initiated a small long treasury future position with the belief that the reaction to potential Fed tapering was overdone. Starting in July, we began reducing our underweight to commodities as signs of a global recovery started to emerge. Also, we shifted our currency basket from emerging market currencies to the developed market currencies as Fed tapering posed a risk to emerging market currencies. At the end of July, we closed our position in 10 year treasuries and initiated a slight overweight to equities and a slight underweight to TIPs as macroeconomic data improved. At the end of August we took a small position in Brent Crude futures as the Syrian civil war escalated and led to a higher probability of instability in the Middle East. From August to November, we gradually reduced our overweight to REITs as valuations relative to corporate bonds became less and less attractive. In mid-November we closed out the Brent Crude position. As of November 30, 2013, we were neutral commodities, underweight Treasury Inflation Protected Securities (“TIPS”), overweight global equities, and overweight REITs. We were neutral the U.S. Dollar.

The Fund utilized various derivative instruments over the reporting period. Commodity swaps and futures were used to gain exposure to commodities; and forward foreign currency contracts were used to gain exposure to foreign currencies. The use of commodity and foreign currency derivatives

2	Legg Mason Strategic Real Return Fund 2013 Annual Report

detracted from performance. Within the Tactical Strategy Sleeve, we were long 10 year treasuries using futures. The use of these derivatives detracted from performance.

Performance review

For the twelve months ended November 30, 2013, Class A shares of Legg Mason Strategic Real Return Fund, excluding sales charges, returned 2.27%. The Fund’s unmanaged benchmark, the Barclays U.S. TIPS Index, returned -7.85% for the same period. The Lipper Flexible Portfolio Funds Category Average1 returned 9.34% over the same time frame.

Performance Snapshot as of November 30, 2013 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Strategic Real Return Fund:
Class A	0.92%	2.27%
Class A2	0.78%	2.17%
Class C	0.50%	1.49%
Class I	1.05%	2.59%
Class IS	0.99%	2.60%
Barclays U.S. TIPS Index	-3.43%	-7.85%
Composite Index	2.07%	0.71%
Lipper Flexible Portfolio Funds Category Average[1]	3.52%	9.34%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 31, 2013, the gross total annual operating expense ratios for Class A, Class A2, Class C, Class I and Class IS shares were 1.55%, 1.78%, 2.49%, 1.26% and 1.10%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets is not expected to exceed 1.35% for Class A shares, 1.55% for Class A2 shares, 2.10% for

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended November 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 235 funds for the six-month period and among the 206 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Strategic Real Return Fund 2013 Annual Report	3

Fund overview (cont’d)

Class C shares, 1.10% for Class I shares and 1.00% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These expense limitation arrangements take into account the expenses of the underlying funds. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The leading contributors to performance were the allocation to the Equity sleeve (managed by Batterymarch and representing 22.46% of the total Fund as of November 30, 2013) and the Vanguard REIT Index ETF (“VNQ”) (representing 12.31% of the total Fund as of November 30, 2013). Over the year ended November 30, 2013, the MSCI ACWI Index returned 24.11%, and the FTSE NAREIT All REITs Index returned 5.62%. Within the Equity sleeve managed by Batterymarch, the leading contributors to return relative to the MSCI ACWI were Endo Health Solutions Inc., Swedbank AB, and Boeing Co.

Q. What were the leading detractors from performance?

A. The leading detractors from performance were allocation to TIPS (representing 37.19% of the total Fund as of November 30, 2013) and the futures contracts and total return swaps within the Commodities sleeve (representing 20.46% of the total Fund as of November 30, 2013). For the year ended November 30, 2013, the Barclays U.S. TIPS Index returned -7.85%, and the S&P GSCI® returned -3.71%. Within the Equity sleeve managed by Batterymarch, the leading detractors from return relative to the MSCI ACWI were Nikon Corp., Suedzucker AG, and TGS Nopec Geophysical Co. ASA.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund during the reporting period.

Thank you for your investment in Legg Mason Strategic Real Return Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Steven Bleiberg

Portfolio Manager

Legg Mason Global Asset Allocation, LLC

Y. Wayne Lin

Portfolio Manager

Legg Mason Global Asset Allocation, LLC

4	Legg Mason Strategic Real Return Fund 2013 Annual Report

Patricia Duffy

Portfolio Manager

Legg Mason Global Asset Allocation, LLC

December 13, 2013

RISKS: The Fund is subject to interest rate, credit, income, prepayment and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment. Changes in inflation will cause the Fund’s income to fluctuate, sometimes substantially. Periods of deflation may adversely affect the Fund’s net asset value. Equity securities are subject to price fluctuation and possible loss of principal. The Fund is non-diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of any underlying funds, including ETFs. Each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. Derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use leverage which may increase volatility and possibility of loss. The Fund may invest in REITs, which are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, as well as risks associated with small- and mid-cap investments. The model used to manage the Fund’s assets provides no assurance that the recommended allocation will either maximize returns or minimize risks. There is no assurance that a recommended allocation will prove the ideal allocation in all circumstances. The Fund may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Additional risks may include those risks associated with investing in commodities, ETFs, exchange-traded notes (“ETNs”) and master limited partnerships (“MLPs”). Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of November 30, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 22 for a list and percentage breakdown of the Fund’s holdings.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Legg Mason Strategic Real Return Fund 2013 Annual Report	5

Fund overview (cont’d)

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii

The S&P GSCI® is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully collateralized basis with full reinvestment.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The MSCI All Country World Index (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

[v]

The Composite Index reflects the blended rate of return of the following underlying indices: 40% Barclays U.S. TIPS Index, 20% MSCI All Country World Index, 20% S&P GSCI®, 10% FTSE NAREIT All REITs Index and 10% Citigroup 1-Month U.S. Treasury Bill Index. This Composite Index is hedged to 40% exposure to the U.S. dollar, as defined by the USDX. The Composite Index’s unhedged currency exposure is predominantly U.S. dollar-based. The Fund’s target hedged currency exposure is 40% U.S. dollar, 60% non-U.S. dollar. The Fund may deviate, either up or down, from its target currency allocation due to market conditions. To better align the components of the Composite Index with the Fund’s target currency exposure, a 40% U.S. dollar hedge is applied to the Composite Index by subtracting the returns of the USDX from 40% of the blended rate of return of the Composite Index.

vi	The FTSE NAREIT All REITs Index consists of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market List.

vii	The Barclays U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

viii	The Citigroup 1-Month U.S. Treasury Bill Index is a market value-weighted index of public obligations of the U.S.Treasury with maturities of one month.

ix	The U.S. Dollar Index (“USDX”) is a measure of the value of the U.S. dollar relative to a majority of its most significant trading partners.

6	Legg Mason Strategic Real Return Fund 2013 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2013 and November 30, 2012 and does not include derivatives, such as futures contracts, written options, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Legg Mason Strategic Real Return Fund 2013 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2013 and held for the six months ended November 30, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	0.92%	$1,000.00	$1,009.20	1.32%	$6.65	Class A	5.00%	$1,000.00	$1,018.45	1.32%	$6.68
Class A2	0.78	1,000.00	1,007.80	1.52	7.65	Class A2	5.00	1,000.00	1,017.45	1.52	7.69
Class C	0.50	1,000.00	1,005.00	2.07	10.40	Class C	5.00	1,000.00	1,014.69	2.07	10.45
Class I	1.05	1,000.00	1,010.50	1.07	5.39	Class I	5.00	1,000.00	1,019.70	1.07	5.42
Class IS	0.99	1,000.00	1,009.90	0.97	4.89	Class IS	5.00	1,000.00	1,020.21	0.97	4.91

8	Legg Mason Strategic Real Return Fund 2013 Annual Report

[1]	For the six months ended November 30, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Legg Mason Strategic Real Return Fund 2013 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class I	Class IS
Twelve Months Ended 11/30/13	2.27%	2.17%	1.49%	2.59%	2.60%
Inception* through 11/30/13	6.41	3.00	5.64	6.70	6.49

With sales charges[2]	Class A	Class A2	Class C	Class I	Class IS
Twelve Months Ended 11/30/13	-3.58%	-3.68%	0.49%	2.59%	2.60%
Inception* through 11/30/13	4.75	-2.44	5.64	6.70	6.49

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/26/10 through 11/30/13)	26.31%
Class A2 (Inception date of 10/31/12 through 11/30/13)	3.26
Class C (Inception date of 2/26/10 through 11/30/13)	22.94
Class I (Inception date of 2/26/10 through 11/30/13)	27.61
Class IS (Inception date of 12/15/11 through 11/30/13)	13.12

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares each reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, A2, C, I and IS shares are February 26, 2010, October 31, 2012, February 26, 2010, February 26, 2010 and December 15, 2011, respectively.

10	Legg Mason Strategic Real Return Fund 2013 Annual Report

Historical performance

Value of $10,000 invested in

Class A and C Shares of Legg Mason Strategic Real Return Fund vs. Barclays U.S. TIPS Index and the Composite Index consisting of 40% Barclays U.S. TIPS Index, 20% MSCI All Country World Index, 20% S&P GSCI®, 10% FTSE NAREIT All REITs Index, 10% Citigroup 1-Month U.S. Treasury Bill Index, 40% hedge to USDX‡ — February 26, 2010 - November 2013

Value of $1,000,000 invested in

Class I Shares of Legg Mason Strategic Real Return Fund vs. Barclays U.S. TIPS Index and the Composite Index consisting of 40% Barclays U.S. TIPS Index, 20% MSCI All Country World Index, 20% S&P GSCI®, 10% FTSE NAREIT All REITs Index, 10% Citigroup 1-Month U.S. Treasury Bill Index, 40% hedge to USDX‡ — February 26, 2010 - November 2013

Legg Mason Strategic Real Return Fund 2013 Annual Report	11

Fund performance (unaudited) (cont’d)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

‡

Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class I shares of Legg Mason Strategic Real Return Fund on February 26, 2010 (inception date), assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2013. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Barclays U.S. TIPS Index and the Composite Index. The Barclays U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities. The Composite Index reflects the blended rate of return of the following underlying indices: 40% Barclays U.S. TIPS Index, 20% MSCI All Country World Index, 20% S&P GSCI®, 10% FTSE NAREIT All REITs Index and 10% Citigroup 1-Month U.S. Treasury Bill Index. The Composite Index is hedged to 40% exposure to the U.S. dollar, as defined by the USDX. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, C and I shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	Legg Mason Strategic Real Return Fund 2013 Annual Report

Consolidated schedule of investments

November 30, 2013

Legg Mason Strategic Real Return Fund

Security	Rate	Maturity Date	Face Amount†		Value
U.S. Treasury Inflation Protected Securities — 36.6%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	2,248,273		$2,637,506
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	2,329,868		2,634,207
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	1,855,266		2,029,342
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	629,719		849,874
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	359,882		431,802
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	1,823,066		2,550,582
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	1,104,946		1,266,976
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	769,810		883,537
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	2,425,744		1,997,828
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	947,103		746,657
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	494,196		493,385
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	1,274,896		1,298,502
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	2,418,344		2,576,670
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	4,476,365		4,592,119
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	492,741		541,938
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	2,252,418		2,491,737
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/17	2,303,972		2,377,591
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	1,553,506		1,706,307
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/18	1,093,921		1,128,362
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	1,140,080		1,251,415
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	665,236		753,379
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/19	866,298		978,308
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	1,015,645		1,105,545
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	4,131,512		4,418,781
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	2,836,061		2,931,777
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	4,200,029		4,111,762
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	1,618,874		1,578,276
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	1,156,382		1,111,392
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	724,399		711,100
Total U.S. Treasury Inflation Protected Securities (Cost — $53,451,164)					52,186,657
Non-U.S. Treasury Inflation Protected Securities — 0.0%
Canada — 0.0%
Government of Canada, Bonds (Cost — $62,430)	4.250%	12/1/26	42,115	CAD	56,512

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2013 Annual Report	13

Consolidated schedule of investments (cont’d)

November 30, 2013

Legg Mason Strategic Real Return Fund

Security	Shares	Value
Common Stocks — 21.9%
Consumer Discretionary — 3.0%
Auto Components — 0.2%
Denso Corp.	2,400	$120,182
Hyundai Mobis	484	140,402
Total Auto Components		260,584
Automobiles — 0.6%
Daihatsu Motor Co., Ltd.	3,000	54,878
Hyundai Motor Co.	1,138	270,978
Isuzu Motors Ltd.	22,000	140,446
Kia Motors Corp.	2,501	142,739
Toyota Motor Corp.	3,800	236,654
Total Automobiles		845,695
Hotels, Restaurants & Leisure — 0.9%
Bally Technologies Inc.	2,000	149,140	*
Dominos Pizza Inc.	2,750	190,107
MGM China Holdings Ltd.	76,400	271,008
Sands China Ltd.	24,400	184,750
Starwood Hotels & Resorts Worldwide Inc.	2,250	167,580
William Hill PLC	22,490	141,902
Wyndham Worldwide Corp.	2,600	186,446
Total Hotels, Restaurants & Leisure		1,290,933
Household Durables — 0.1%
Jarden Corp.	2,462	138,463	*
Media — 0.7%
British Sky Broadcasting Group PLC	14,554	195,042
Comcast Corp., Class A Shares	1,950	97,247
Naspers Ltd.	2,328	222,302
ProSiebenSat.1 Media AG	2,972	133,730
Rightmove PLC	3,624	150,502
Time Warner Cable Inc.	1,700	234,974
Total Media		1,033,797
Multiline Retail — 0.1%
Next PLC	1,652	148,539
Specialty Retail — 0.1%
Abercrombie & Fitch Co., Class A Shares	2,000	68,560
Gap Inc.	2,800	114,716
Total Specialty Retail		183,276
Textiles, Apparel & Luxury Goods — 0.3%
Hanesbrands Inc.	2,200	154,220

See Notes to Consolidated Financial Statements.

14	Legg Mason Strategic Real Return Fund 2013 Annual Report

Legg Mason Strategic Real Return Fund

Security	Shares	Value
Textiles, Apparel & Luxury Goods — continued
NIKE Inc., Class B Shares	2,700	$213,678
Total Textiles, Apparel & Luxury Goods		367,898
Total Consumer Discretionary		4,269,185
Consumer Staples — 1.9%
Beverages — 0.3%
Coca-Cola Co.	6,150	247,168
PepsiCo Inc.	2,700	228,042
Total Beverages		475,210
Food & Staples Retailing — 0.1%
Kroger Co.	4,250	177,438
Food Products — 0.5%
Archer-Daniels-Midland Co.	3,400	136,850
Hillshire Brands Co.	4,250	142,035
Tate & Lyle PLC	17,800	228,640
Unilever PLC	3,900	157,561
Total Food Products		665,086
Household Products — 0.4%
Clorox Co.	1,700	158,389
Procter & Gamble Co.	1,800	151,596
Reckitt Benckiser Group PLC	2,658	213,506
Total Household Products		523,491
Personal Products — 0.2%
Kao Corp.	8,400	275,914
Tobacco — 0.4%
Altria Group Inc.	8,200	303,236
British American Tobacco PLC	1,208	64,458
Japan Tobacco Inc.	6,100	206,023
Philip Morris International Inc.	944	80,750
Total Tobacco		654,467
Total Consumer Staples		2,771,606
Energy — 1.4%
Energy Equipment & Services — 0.2%
Core Laboratories NV	750	136,605
Dril-Quip Inc.	1,750	189,980	*
Total Energy Equipment & Services		326,585
Oil, Gas & Consumable Fuels — 1.2%
Dragon Oil PLC	10,943	101,959
Enerplus Corp.	6,600	120,130
Exxon Mobil Corp.	3,107	290,442

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2013 Annual Report	15

Consolidated schedule of investments (cont’d)

November 30, 2013

Legg Mason Strategic Real Return Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
OMV AG	3,578	$175,267
Phillips 66	2,990	208,134
Repsol YPF, SA	7,483	196,546
Royal Dutch Shell PLC, Class A Shares	4,097	137,087
Ultra Petroleum Corp.	6,000	122,820	*
Valero Energy Corp.	6,580	300,838
Woodside Petroleum Ltd.	2,325	79,151
Total Oil, Gas & Consumable Fuels		1,732,374
Total Energy		2,058,959
Financials — 5.1%
Capital Markets — 0.3%
Aberdeen Asset Management PLC	25,492	205,351
Daiwa Securities Group Inc.	11,000	106,838
Macquarie Group Ltd.	2,918	143,908
Total Capital Markets		456,097
Commercial Banks — 1.8%
Aozora Bank Ltd.	50,000	143,980
Bank of China Ltd., Class H Shares	378,000	182,843
Canadian Imperial Bank of Commerce	2,000	171,455
China Construction Bank Corp., Class H Shares	258,000	208,995
Credit Agricole SA	14,477	181,567	*
DBS Group Holdings Ltd.	7,000	95,836
Fifth Third Bancorp	14,350	291,592
Industrial & Commercial Bank of China Ltd., Class H Shares	331,765	238,364
Mizuho Financial Group Inc.	79,500	166,846
National Bank of Canada	3,000	261,051
Nordea Bank AB	9,469	122,344
Sumitomo Mitsui Financial Group Inc.	5,000	247,450
Wells Fargo & Co.	5,070	223,181
Total Commercial Banks		2,535,504
Consumer Finance — 0.0%
Corrections Corp. of America	3,200	106,720
Diversified Financial Services — 0.3%
JPMorgan Chase & Co.	6,463	369,813
Insurance — 2.1%
Ageas	2,609	110,076
Allianz AG, Registered Shares	2,011	349,356
Allstate Corp.	3,245	176,106
American Financial Group Inc.	3,397	195,871
Assurant Inc.	2,896	188,066

See Notes to Consolidated Financial Statements.

16	Legg Mason Strategic Real Return Fund 2013 Annual Report

Legg Mason Strategic Real Return Fund

Security	Shares	Value
Insurance — continued
AXA SA	5,142	$134,743
Everest Re Group Ltd.	1,000	156,830
Hannover Rueck SE	3,000	249,843
Legal & General Group PLC	93,200	326,204
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	953	208,485
Protective Life Corp.	6,560	314,749
Prudential PLC	9,225	197,290
Standard Life PLC	25,420	146,164
Swiss Life Holding	767	158,748
Swiss Re AG	1,710	152,153
Total Insurance		3,064,684
Real Estate Investment Trusts (REITs) — 0.1%
GPT Group	30,842	100,505
Real Estate Management & Development — 0.5%
China Overseas Land & Investment Ltd.	50,000	155,755
Country Garden Holdings Co., Ltd.	224,000	147,358
Daito Trust Construction Co., Ltd.	1,300	123,344
Shimao Property Holdings Ltd.	55,000	137,774
Wheelock & Co., Ltd.	26,000	126,604
Total Real Estate Management & Development		690,835
Total Financials		7,324,158
Health Care — 2.5%
Biotechnology — 0.4%
Actelion Ltd.	1,260	104,954
Grifols SA	2,881	131,749
Myriad Genetics Inc.	5,000	148,750	*
United Therapeutics Corp.	2,000	184,620	*
Total Biotechnology		570,073
Health Care Equipment & Supplies — 0.1%
Medtronic Inc.	3,000	171,960
Health Care Providers & Services — 0.5%
Aetna Inc.	1,530	105,463
Cardinal Health Inc.	2,600	167,960
UnitedHealth Group Inc.	2,465	183,593
WellPoint Inc.	1,789	166,162
Total Health Care Providers & Services		623,178
Pharmaceuticals — 1.5%
AbbVie Inc.	4,846	234,789
Aspen Pharmacare Holdings Ltd.	7,339	189,183

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2013 Annual Report	17

Consolidated schedule of investments (cont’d)

November 30, 2013

Legg Mason Strategic Real Return Fund

Security	Shares	Value
Pharmaceuticals — continued
Eli Lilly & Co.	3,700	$185,814
Endo Pharmaceuticals Holdings Inc.	3,991	268,155	*
Jazz Pharmaceuticals PLC	1,200	140,304	*
Novo Nordisk A/S, Class B Shares	1,700	304,561
Pfizer Inc.	6,397	202,977
Roche Holding AG	1,700	473,952
Salix Pharmaceuticals Ltd.	1,800	152,658	*
Total Pharmaceuticals		2,152,393
Total Health Care		3,517,604
Industrials — 2.5%
Aerospace & Defense — 1.4%
Alliant Techsystems Inc.	2,150	260,645
BAE Systems PLC	44,600	311,912
Boeing Co.	3,350	449,737
Exelis Inc.	7,800	137,826
Lockheed Martin Corp.	2,670	378,259
Northrop Grumman Corp.	1,800	202,824
Safran SA	3,900	256,779
Total Aerospace & Defense		1,997,982
Airlines — 0.1%
Copa Holdings SA, Class A Shares	800	121,136
Commercial Services & Supplies — 0.1%
Downer EDI Ltd.	25,192	109,152
Construction & Engineering — 0.1%
Aecom Technology Corp.	4,250	123,505	*
Industrial Conglomerates — 0.3%
DCC PLC	4,771	225,928
Siemens AG, Registered Shares	2,280	301,132
Total Industrial Conglomerates		527,060
Machinery — 0.1%
Schindler Holding AG	790	108,947
Professional Services — 0.1%
Manpower Inc.	1,000	79,930
Road & Rail — 0.3%
Central Japan Railway Co.	2,500	300,649
West Japan Railway Co.	3,200	139,939
Total Road & Rail		440,588
Total Industrials		3,508,300

See Notes to Consolidated Financial Statements.

18	Legg Mason Strategic Real Return Fund 2013 Annual Report

Legg Mason Strategic Real Return Fund

Security	Shares	Value
Information Technology — 2.7%
Communications Equipment — 0.5%
Brocade Communications Systems Inc.	27,400	$240,846	*
Cisco Systems Inc.	13,950	296,437
QUALCOMM Inc.	2,850	209,703
Total Communications Equipment		746,986
Computers & Peripherals — 0.7%
Apple Inc.	1,200	667,284
SanDisk Corp.	2,000	136,300
Western Digital Corp.	2,850	213,864
Total Computers & Peripherals		1,017,448
Electronic Equipment, Instruments & Components — 0.2%
Flextronics International Ltd.	15,750	119,385	*
Hon Hai Precision Industry Co., Ltd.	36,300	95,675
Total Electronic Equipment, Instruments & Components		215,060
Internet Software & Services — 0.1%
VeriSign Inc.	3,000	170,580	*
IT Services — 0.3%
Computer Sciences Corp.	2,550	134,181
International Business Machines Corp.	600	107,808
NeuStar Inc.	3,400	165,750	*
Total IT Services		407,739
Semiconductors & Semiconductor Equipment — 0.6%
CoreLogic Inc.	4,600	162,058	*
Marvell Technology Group Ltd.	6,600	93,918
Samsung Electronics Co., Ltd.	266	375,512
Texas Instruments Inc.	4,000	172,000
Total Semiconductors & Semiconductor Equipment		803,488
Software — 0.3%
Aspen Technology Inc.	3,600	142,308	*
CA Inc.	5,650	186,450
Microsoft Corp.	2,395	91,321
Total Software		420,079
Total Information Technology		3,781,380
Materials — 1.3%
Chemicals — 1.0%
BASF SE	1,280	136,706
EMS-Chemie Holding AG	342	120,741
Huntsman Corp.	12,050	276,307
LyondellBasell Industries NV, Class A Shares	2,200	169,796

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2013 Annual Report	19

Consolidated schedule of investments (cont’d)

November 30, 2013

Legg Mason Strategic Real Return Fund

Security	Shares	Value
Chemicals — continued
Nippon Paint Co. Ltd.	12,000	$194,446
PPG Industries Inc.	2,100	386,526
Yara International ASA	3,900	170,148
Total Chemicals		1,454,670
Construction Materials — 0.1%
Imerys SA	1,794	145,043
Containers & Packaging — 0.1%
Packaging Corp. of America	2,400	147,024
Metals & Mining — 0.1%
Dowa Mining Co., Ltd.	16,000	162,272
Total Materials		1,909,009
Telecommunication Services — 0.9%
Diversified Telecommunication Services — 0.5%
AT&T Inc.	7,700	271,117
BT Group PLC	37,119	226,370
LG Uplus Corp.	9,940	98,620	*
PT Telekomunikasi Indonesia Persero Tbk	517,500	94,091
Total Diversified Telecommunication Services		690,198
Wireless Telecommunication Services — 0.4%
America Movil SAB de CV, Series L Shares, ADR	9,800	227,752
Freenet AG	4,226	119,985
Sistema JSFC, Registered Shares, GDR	6,700	183,781
Total Wireless Telecommunication Services		531,518
Total Telecommunication Services		1,221,716
Utilities — 0.6%
Electric Utilities — 0.2%
E.ON SE	10,545	202,893
Tenaga Nasional Berhad	45,800	140,114
Total Electric Utilities		343,007
Gas Utilities — 0.2%
Gas Natural SDG SA	7,303	181,795
Tokyo Gas Co., Ltd.	18,000	89,609
Total Gas Utilities		271,404
Multi-Utilities — 0.2%
GDF Suez	6,500	150,766
Wisconsin Energy Corp.	3,800	158,726
Total Multi-Utilities		309,492
Total Utilities		923,903
Total Common Stocks (Cost — $24,435,174)		31,285,820

See Notes to Consolidated Financial Statements.

20	Legg Mason Strategic Real Return Fund 2013 Annual Report

Legg Mason Strategic Real Return Fund

Security			Shares	Value
Investments in Underlying Funds — 19.9%
iShares Trust — iShares Barclays TIPS Bond Fund			9,709	$1,083,621
iShares Trust — iShares MSCI EAFE Index Fund			73,132	4,844,264
Vanguard Index Funds — Vanguard Total Stock Market Fund, ETF Shares			51,839	4,865,609
Vanguard Specialized Funds — Vanguard REIT Index Fund, ETF Shares			267,980	17,552,690
Total Investments in Underlying Funds (Cost — $24,507,958)				28,346,184
Preferred Stocks — 0.3%
Financials — 0.2%
Commercial Banks — 0.2%
Itau Unibanco Holding SA			8,200	115,785
Itausa — Investimentos Itau SA			37,544	149,581
Total Financials				265,366
Utilities — 0.1%
Independent Power Producers & Energy Traders — 0.1%
Cia Energetica de Sao Paulo			9,200	92,582
Total Preferred Stocks (Cost — $438,804)				357,948

		Expiration Date	Contracts
Purchased Options — 0.0%
U.S. Treasury 10-Year Notes Futures, Put @ $124.00 (Cost — $18,557)		12/27/13	56	19,250
Total Investments before Short-Term Investments (Cost — $102,914,087)				112,252,371

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 14.5%
Repurchase Agreements — 14.5%
Interest in $1,250,000,000 joint tri-party repurchase agreement dated 11/29/13 with RBS Securities Inc.; Proceeds at maturity — $354,002; (Fully collateralized by various U.S. government obligations, 0.125% to 3.875% due 1/15/15 to 2/15/40; Market value — $361,080)	0.070%	12/2/13	354,000	354,000
Interest in $678,383,000 joint tri-party repurchase agreement dated 11/29/13 with Deutsche Bank Securities Inc.; Proceeds at maturity — $20,360,153; (Fully collateralized by various U.S. government agency obligations, 0.000% to 7.875% due 3/15/14 to 11/15/43; Market value — $20,845,858)	0.090%	12/2/13	20,360,000	20,360,000
Total Short-Term Investments (Cost — $20,714,000)				20,714,000
Total Investments — 93.2% (Cost — $123,628,087#)				132,966,371
Other Assets in Excess of Liabilities — 6.8%				9,776,155
Total Net Assets — 100.0%				$142,742,526

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2013 Annual Report	21

Consolidated schedule of investments (cont’d)

November 30, 2013

Legg Mason Strategic Real Return Fund

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $123,856,734.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
CAD	— Canadian Dollar
GDR	— Global Depositary Receipt

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury 5-Year Notes Futures, Put	12/27/13	$120.25	35	$6,015
U.S. Treasury 10-Year Notes Futures, Call	12/27/13	126.00	14	6,344
U.S. Treasury 30-Year Notes Futures, Call	12/27/13	132.00	7	4,922
Total Written Options (Premiums received — $18,740)				$17,281

See Notes to Consolidated Financial Statements.

22	Legg Mason Strategic Real Return Fund 2013 Annual Report

Consolidated statement of assets and liabilities

November 30, 2013

Assets:
Investments, at value (Cost — $102,914,087)	$112,252,371
Repurchase agreements, at value (Cost — $20,714,000)	20,714,000
Foreign currency, at value (Cost — $19,051)	19,028
Cash	5,746,126
Deposits with brokers for OTC swap contracts	2,000,000
Unrealized appreciation on forward foreign currency contracts	1,259,161
Deposits with brokers for open futures contracts	996,389
Interest and dividends receivable	282,615
Receivable from broker — variation margin on open futures contracts	254,068
OTC swaps, at value	181,087
Foreign currency collateral for open futures contracts, at value (Cost—$150,229)	151,394
Receivable for Fund shares sold	33,120
Receivable for securities sold	4,134
Prepaid expenses	33,689
Total Assets	143,927,182

Liabilities:
Unrealized depreciation on forward foreign currency contracts	980,368
Investment management fee payable	78,151
Written options, at value (premiums received — $18,740)	17,281
Payable for Fund shares repurchased	15,347
Service and/or distribution fees payable	2,461
Payable for open OTC swap contracts	1,825
Trustees’ fees payable	1,026
Accrued expenses	88,197
Total Liabilities	1,184,656
Total Net Assets	$142,742,526

Net Assets:
Par value (Note 7)	$100
Paid-in capital in excess of par value	130,874,452
Overdistributed net investment income	(411,076)
Accumulated net realized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions	2,216,520
Net unrealized appreciation on investments, futures contracts, written options, swap contracts and foreign currencies	10,062,530
Total Net Assets	$142,742,526

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2013 Annual Report	23

Consolidated statement of assets and liabilities (cont’d)

November 30, 2013

Shares Outstanding:
Class A	363,182
Class A2	118,345
Class C	89,159
Class I	61,722
Class IS	9,404,115

Net Asset Value:
Class A (and redemption price)	$14.20
Class A2 (and redemption price)	$14.13
Class C*	$14.13
Class I (and redemption price)	$14.42
Class IS (and redemption price)	$14.22
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$15.07
Class A2 (based on maximum initial sales charge of 5.75%)	$14.99

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC , if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Consolidated Financial Statements.

24	Legg Mason Strategic Real Return Fund 2013 Annual Report

Consolidated statement of operations

For the Year Ended November 30, 2013

Investment Income:
Dividends	$1,913,355
Interest	501,637
Less: Foreign taxes withheld	(54,807)
Total Investment Income	2,360,185

Expenses:
Investment management fee (Note 2)	1,036,723
Registration fees	87,381
Custody fees	84,028
Legal fees	79,561
Audit and tax	76,132
Shareholder reports	59,268
Service and/or distribution fees (Notes 2 and 5)	34,974
Transfer agent fees (Note 5)	32,500
Trustees’ fees	31,527
Fund accounting fees	29,536
Insurance	3,950
Fees recaptured by investment manager (Note 2)	12
Miscellaneous expenses	10,267
Total Expenses	1,565,859
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(179,965)
Net Expenses	1,385,894
Net Investment Income	974,291

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	4,474,033
Futures contracts	(441,351)
Written options	103,608
Swap contracts	(428,296)
Foreign currency transactions	(1,471,119)
Net Realized Gain	2,236,875
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(56,705)
Futures contracts	213,366
Written options	554
Swap contracts	(280,919)
Foreign currencies	368,818
Change in Net Unrealized Appreciation (Depreciation)	245,114
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	2,481,989
Increase in Net Assets from Operations	$3,456,280

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2013 Annual Report	25

Consolidated statements of changes in net assets

For the Years Ended November 30,	2013	2012

Operations:
Net investment income	$974,291	$1,411,578
Net realized gain	2,236,875	867,857
Change in net unrealized appreciation (depreciation)	245,114	7,540,743
Increase in Net Assets From Operations	3,456,280	9,820,178

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(2,500,010)	(1,145,023)
Net realized gains	(581,310)	(85,338)
Decrease in Net Assets From Distributions to Shareholders	(3,081,320)	(1,230,361)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	24,674,406	131,022,701
Reinvestment of distributions	3,078,820	1,229,108
Cost of shares repurchased	(19,223,259)	(138,547,581)
Increase (Decrease) in Net Assets From Fund Share Transactions	8,529,967	(6,295,772)
Increase in Net Assets	8,904,927	2,294,045

Net Assets:
Beginning of year	133,837,599	131,543,554
End of year*	$142,742,526	$133,837,599
* Includes (overdistributed) undistributed net investment income, respectively, of:	$(411,076)	$2,234,379

See Notes to Consolidated Financial Statements.

26	Legg Mason Strategic Real Return Fund 2013 Annual Report

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class A Shares[1]	2013	2012	2011	2010[2]

Net asset value, beginning of year	$14.16	$13.27	$12.73	$12.00

Income from operations:
Net investment income	0.06	0.10	0.18	0.06
Net realized and unrealized gain	0.26	0.87	0.87	0.67
Total income from operations	0.32	0.97	1.05	0.73

Less distributions from:
Net investment income	(0.22)	(0.07)	(0.51)	—
Net realized gains	(0.06)	(0.01)	—	—
Total distributions	(0.28)	(0.08)	(0.51)	—

Net asset value, end of year	$14.20	$14.16	$13.27	$12.73
Total return[3]	2.27%	7.39%	8.42%	6.08%

Net assets, end of year (000s)	$5,156	$7,573	$7,201	$17,464

Ratios to average net assets:
Gross expenses[4]	1.52%	1.51%	2.46%	4.81%[5]
Net expenses[4,6,7,8]	1.32	1.31	1.31	1.26 [5]
Net investment income	0.41	0.75	1.33	0.63 [5]

Portfolio turnover rate	55%	66%	70%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 26, 2010 (inception date) to November 30, 2010.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2013 Annual Report	27

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class A2 Shares[1]	2013	2012[2]

Net asset value, beginning of year	$14.16	$14.01

Income from operations:
Net investment income	0.03	0.01
Net realized and unrealized gain	0.27	0.14
Total income from operations	0.30	0.15

Less distributions from:
Net investment income	(0.27)	—
Net realized gains	(0.06)	—
Total distributions	(0.33)	—

Net asset value, end of year	$14.13	$14.16
Total return[3]	2.17%	1.07%

Net assets, end of year (000s)	$1,672	$154

Ratios to average net assets:
Gross expenses[4]	1.83%[9]	1.74%[5]
Net expenses[4,6,7,8]	1.49 [9]	1.51 [5]
Net investment income	0.24	1.20 [5]

Portfolio turnover rate	55%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 31, 2012 (inception date) to November 30, 2012.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class A2 shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

See Notes to Consolidated Financial Statements.

28	Legg Mason Strategic Real Return Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class C Shares[1]	2013	2012	2011	2010[2]

Net asset value, beginning of year	$14.07	$13.22	$12.66	$12.00

Income (loss) from operations:
Net investment income (loss)	(0.05)	(0.00) [3]	0.08	(0.02)
Net realized and unrealized gain	0.26	0.86	0.89	0.68
Total income from operations	0.21	0.86	0.97	0.66

Less distributions from:
Net investment income	(0.09)	(0.00) [3]	(0.41)	—
Net realized gains	(0.06)	(0.01)	—	—
Total distributions	(0.15)	(0.01)	(0.41)	—

Net asset value, end of year	$14.13	$14.07	$13.22	$12.66
Total return[4]	1.49%	6.52%	7.79%	5.50%

Net assets, end of year (000s)	$1,260	$1,808	$2,061	$1,013

Ratios to average net assets:
Gross expenses[5]	2.43%	2.45%	3.41%	5.44%[6]
Net expenses[5,7,8,9]	2.07	2.06	2.06	2.01 [6]
Net investment income (loss)	(0.33)	(0.02)	0.57	(0.22) [6]

Portfolio turnover rate	55%	66%	70%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 26, 2010 (inception date) to November 30, 2010.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 2.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2013 Annual Report	29

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class I Shares[1]	2013	2012	2011	2010[2]

Net asset value, beginning of year	$14.19	$13.30	$12.75	$12.00

Income (loss) from operations:
Net investment income (loss)	0.10	(0.04)	0.07	0.05
Net realized and unrealized gain	0.26	1.05	1.03	0.70
Total income from operations	0.36	1.01	1.10	0.75

Less distributions from:
Net investment income	(0.07)	(0.11)	(0.55)	—
Net realized gains	(0.06)	(0.01)	—	—
Total distributions	(0.13)	(0.12)	(0.55)	—

Net asset value, end of year	$14.42	$14.19	$13.30	$12.75
Total return[3]	2.59%	7.64%	8.76%	6.25%

Net assets, end of year (000s)	$890	$613	$122,282	$823

Ratios to average net assets:
Gross expenses[4]	1.26%[9]	1.22%	1.61%	4.67%[5]
Net expenses[4,6,7,8]	1.07 [9]	1.06	1.06	1.01 [5]
Net investment income (loss)	0.69	(0.32)	0.61	0.50 [5]

Portfolio turnover rate	55%	66%	70%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 26, 2010 (inception date) to November 30, 2010.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

See Notes to Consolidated Financial Statements.

30	Legg Mason Strategic Real Return Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class IS Shares[1]	2013	2012[2]

Net asset value, beginning of year	$14.19	$12.99

Income from operations:
Net investment income	0.10	0.15
Net realized and unrealized gain	0.26	1.17
Total income from operations	0.36	1.32

Less distributions from:
Net investment income	(0.27)	(0.12)
Net realized gains	(0.06)	(0.00)	[3]
Total distributions	(0.33)	(0.12)

Net asset value, end of year	$14.22	$14.19
Total return[4]	2.60%	10.25%

Net assets, end of year (000s)	$133,765	$123,690

Ratios to average net assets:
Gross expenses[5]	1.09%	1.06%[6]
Net expenses[5,7,8,9]	0.97	0.96	[6]
Net investment income	0.74	1.16	[6]

Portfolio turnover rate	55%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 15, 2011 (inception date) to November 30, 2012.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class IS shares did not exceed 1.00%. In addition, total annual operating expenses for Class IS shares did not exceed total annual operating expenses for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2013 Annual Report	31

Notes to consolidated financial statements

1. Organization and significant accounting policies

Legg Mason Strategic Real Return Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund gains exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Real Return Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. These financial statements are consolidated financial statements of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the consolidated financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

32	Legg Mason Strategic Real Return Fund 2013 Annual Report

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Legg Mason Strategic Real Return Fund 2013 Annual Report	33

Notes to consolidated financial statements (cont’d)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
U.S. Treasury inflation protected securities	—	$52,186,657	—	$52,186,657
Non-U.S. Treasury inflation protected securities	—	56,512	—	56,512
Common stocks	$31,285,820	—	—	31,285,820
Investments in underlying funds	28,346,184	—	—	28,346,184
Preferred stocks	357,948	—	—	357,948
Purchased options	19,250	—	—	19,250
Total long-term investments	$60,009,202	$52,243,169	—	$112,252,371
Short-term investments†	—	20,714,000	—	20,714,000
Total investments	$60,009,202	$72,957,169	—	$132,966,371
Other financial instruments:
Futures contracts	$262,240	—	—	$262,240
Forward foreign currency contracts		$1,259,161	—	1,259,161
OTC commodity index swaps	—	181,087	—	181,087
Total other financial instruments	$262,240	$1,440,248	—	$1,702,488
Total	$60,271,442	$74,397,417	—	$134,668,859

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$17,281	—	—	$17,281
Futures contracts	725	—	—	725
Forward foreign currency contracts	—	$980,368	—	980,368
Total	$18,006	$980,368	—	$998,374

†	See Consolidated Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund

34	Legg Mason Strategic Real Return Fund 2013 Annual Report

to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes, including commodity markets. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to maintain its target exposure to foreign currencies, to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities, to facilitate settlement of a foreign currency denominated portfolio transaction or to attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Legg Mason Strategic Real Return Fund 2013 Annual Report	35

Notes to consolidated financial statements (cont’d)

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. The Fund writes options to attempt to increase the Fund's return, as a substitute for investing directly in a security or to attempt to hedge the Fund's investments. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the

36	Legg Mason Strategic Real Return Fund 2013 Annual Report

swap contracts. Securities posted as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is identified on the Consolidated Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Consolidated Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Consolidated Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Consolidated Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of November 30, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended November 30, 2013, see Note 4.

Commodity index swaps

The Fund enters into commodity swaps for the purposes of managing its exposure to commodity markets. Commodity swaps are agreements between two parties to exchange cash flows based upon changes to a commodity reference price for a specified notional principal amount. To the extent the commodity reference price exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. The risks of commodity swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that the amount is positive.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Legg Mason Strategic Real Return Fund 2013 Annual Report	37

Notes to consolidated financial statements (cont’d)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Consolidated Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

38	Legg Mason Strategic Real Return Fund 2013 Annual Report

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of November 30, 2013, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $997,649. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs.

Legg Mason Strategic Real Return Fund 2013 Annual Report	39

Notes to consolidated financial statements (cont’d)

After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$(1,119,736)	$1,119,736

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of distributions from real estate investment trusts, book/tax differences in the treatment of passive foreign investment companies, book/tax differences in the treatment of distributions and a tax net operating loss which offsets short-term capital gains for tax purposes.

40	Legg Mason Strategic Real Return Fund 2013 Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Legg Mason Global Asset Allocation, LLC (“LMGAA”) is the Fund’s investment adviser. Batterymarch Financial Management, Inc. (“Batterymarch”), ClearBridge Investments, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Ltd (“Western Japan”) are the Fund’s subadvisers. LMPFA, LMGAA, Batterymarch, ClearBridge, Western Asset, Western Asset Limited and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). ClearBridge did not manage any portion of the Fund’s assets during the reporting period.

Under the management agreement, the Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to LMGAA the day-to-day portfolio management of the Fund, except for the management of cash and short term instruments, which is provided by Western Asset. LMGAA is responsible for monitoring and coordinating the overall management of the Fund, including rebalancing the Fund’s target asset allocations among itself and the subadvisers. LMGAA also provides management for a portion of the Fund’s assets.

LMPFA pays LMGAA for its services to the Fund an advisory fee, calculated daily and paid monthly, at an annual rate of 0.20% of the Fund’s average daily net assets. The Subsidiary has agreed to reimburse the Fund for the fees paid thereby for the services provided by LMGAA to the Subsidiary. LMPFA pays Batterymarch for its services to the Fund a subadvisory fee, calculated daily and paid monthly, at an annual rate of 0.45% of the average daily net assets managed by Batterymarch. LMPFA pays ClearBridge for its services to the Fund a subadvisory fee, calculated daily and paid monthly, at an annual rate of 0.35% of the average daily net assets managed by ClearBridge. LMPFA pays Western Asset for its services to the Fund a subadvisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Asset. Western Asset pays Western Asset Limited for its services to the Fund a subadvisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Asset Limited. Western Asset pays Western Japan for its services to the Fund a subadvisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Japan.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses), subject to recapture as described below. As a result, total annual operating expenses did not exceed 1.35%, 1.55%, 2.10%, 1.10% and 1.00% for Class A, Class A2, Class C, Class I and Class IS shares, respectively. In addition, the total annual

Legg Mason Strategic Real Return Fund 2013 Annual Report	41

Notes to consolidated financial statements (cont’d)

operating expenses for Class IS shares did not exceed those of Class I shares. Acquired fund fees and expenses are subject to the expense limitation arrangements, and are calculated based on an average of the net expense ratio (as shown in the most recent prospectus or shareholder report for each acquired fund as of the date of the Fund’s most recent prospectus) of each acquired fund held by the Fund, weighted in proportion to the Fund’s investment allocation among the acquired funds. These arrangements are expected to continue until December 31, 2015, may be terminated prior to that date by agreement of the investment manager and the Board of Trustees, and may be terminated at any time after that date by the investment manager. The arrangements, however, may be modified by the investment manager to decrease total annual operating expenses at any time.

During the year ended November 30, 2013, fees waived and/or expenses reimbursed amounted to $179,965.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at November 30, 2013, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class I	Class IS
Expires November 30, 2014	$244,026	—	$22,789	$25,008	—
Expires November 30, 2015	15,770	—	7,129	10,565	$118,855
Expires November 30, 2016	13,990	$3,934	5,428	1,497	155,116
Total fee waivers/expense reimbursements subject to recapture	$273,786	$3,934	$35,346	$37,070	$273,971

For the year ended November 30, 2013, LMPFA recaptured $11 and $1 for Class A2 and Class I shares, respectively.

Legg Mason Investor Services, LLC ("LMIS"), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months of purchase payment. In certain cases, Class A shares and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

42	Legg Mason Strategic Real Return Fund 2013 Annual Report

For the year ended November 30, 2013, LMIS and its affiliates retained sales charges of $2,881 and $7,754 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the year ended November 30, 2013, CDSCs paid to LMIS and its affiliates were:

Class C
CDSCs	$529

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of November 30, 2013, Legg Mason and its affiliates owned 94% of the Fund.

3. Investments

During the year ended November 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$37,450,057	$23,507,931
Sales	47,512,568	13,036,291

At November 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,993,809
Gross unrealized depreciation	(1,884,172)
Net unrealized appreciation	$9,109,637

During the year ended November 30, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of November 30, 2012	10	$8,093
Options written	491	136,261
Options closed	(365)	(111,686)
Options exercised	(7)	(2,352)
Options expired	(73)	(11,576)
Written options, outstanding as of November 30, 2013	56	$18,740

Legg Mason Strategic Real Return Fund 2013 Annual Report	43

Notes to consolidated financial statements (cont’d)

At November 30, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
S&P GSCI	75	12/13	$11,456,694	$11,709,375	$252,681
U.S. Treasury 2-Year Notes	69	3/14	15,201,209	15,200,484	(725)
U.S. Treasury 5-Year Notes	14	3/14	1,692,397	1,692,906	509
					252,465
Contracts to Sell:
U.S. Treasury 10-Year Notes	21	3/14	2,639,088	2,632,875	6,213
U.S. Treasury Ultra Long-Term Bonds	7	3/14	918,087	915,250	2,837
					$9,050
Net unrealized gain on open futures contracts					$261,515

At November 30, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	Bank of America, N.A.	9,439,000	$8,583,577	12/18/13	$(156,796)
British Pound	JPMorgan Chase & Co.	3,121,000	5,106,363	12/18/13	132,840
Canadian Dollar	Bank of America, N.A.	12,351,000	11,619,295	12/18/13	(316,148)
Euro	Bank of America, N.A.	17,809,000	24,198,713	12/18/13	103,688
Japanese Yen	UBS AG	562,007,000	5,486,667	12/18/13	(203,535)
Mexican Peso	JPMorgan Chase & Co.	291,598,000	22,199,136	12/18/13	(146,035)
New Zealand Dollar	Bank of America, N.A.	10,080,000	8,192,037	12/18/13	14,516
Norwegian Krone	Bank of America, N.A.	23,360,000	3,810,580	12/18/13	(129,793)
Swedish Krona	UBS AG	11,396,000	1,736,801	12/18/13	(18,204)
Swiss Franc	UBS AG	1,375,000	1,517,217	12/18/13	11,483
					(707,984)
Contracts to Sell:
Australian Dollar	JPMorgan Chase & Co.	6,511,862	5,921,715	12/18/13	270,760
Canadian Dollar	Bank of America, N.A.	5,529,883	5,202,279	12/18/13	140,056
Mexican Peso	JPMorgan Chase & Co.	255,621,000	19,460,234	12/18/13	322,361
New Zealand Dollar	UBS AG	6,761,000	5,494,679	12/18/13	176,874
Norwegian Krone	UBS AG	6,620,000	1,079,882	12/18/13	20,814
Canadian Dollar	Bank of America, N.A.	560,000	526,016	2/18/14	7,008
Canadian Dollar	Citibank, N.A.	1,729,247	1,624,305	2/18/14	28,607
Euro	Citibank, N.A.	449,394	610,681	2/18/14	(9,857)
Japanese Yen	Bank of America, N.A.	53,000,000	517,618	2/18/14	12,818
Japanese Yen	Citibank, N.A.	53,780,000	525,236	2/18/14	17,336
					986,777
Net unrealized gain on open forward foreign currency contracts					$278,793

44	Legg Mason Strategic Real Return Fund 2013 Annual Report

At November 30, 2013, the Fund held the following commodity index swap contracts:

Swap Counterparty	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation
Goldman Sachs & Co.	12/13/13	3-Month Treasury Bill Rate plus Fees	Commodity Index Basket Return	$8,633,708	$90,544
Morgan Stanley & Co. Inc.	12/13/13	3-Month Treasury Bill Rate plus Fees	Commodity Index Basket Return	8,633,708	90,543
Total				$17,267,416	$181,087

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at November 30, 2013.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Total
Purchased options[2]	$19,250	—	—	$19,250
Futures contracts[3]	9,559	—	$252,681	262,240
OTC swap contracts	—	—	181,087	181,087
Forward foreign currency contracts	—	$1,259,161	—	1,259,161
Total	$28,809	$1,259,161	$433,768	$1,721,738

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Written options	$17,281	—	$17,281
Futures contracts[3]	725	—	725
Forward foreign currency contracts	—	$980,368	980,368
Total	$18,006	$980,368	$998,374

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments, at value in the Consolidated Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund's Consolidated Statement of Operations for the year ended November 30, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund's derivatives and hedging activities during the period.

Legg Mason Strategic Real Return Fund 2013 Annual Report	45

Notes to consolidated financial statements (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Total
Purchased options[1]	$(97,216)	—	—	$(97,216)
Written options	103,608	—	—	103,608
Futures contracts	(45,152)	—	$(396,199)	(441,351)
Swap contracts	—	—	(428,296)	(428,296)
Forward foreign currency contracts	—	$(1,096,367)	—	(1,096,367)
Total	$(38,760)	$(1,096,367)	$(824,495)	$(1,959,622)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Consolidated Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Total
Purchased options[1]	$693	—	—	$693
Written options	554	—	—	554
Futures contracts	10,418	—	$202,948	213,366
Swap contracts	—	—	(280,919)	(280,919)
Forward foreign currency contracts	—	$369,013	—	369,013
Total	$11,665	$369,013	$(77,971)	$302,707

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Consolidated Statement of Operations.

During the year ended November 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$11,609
Written options	9,199
Futures contracts (to buy)	7,929,869
Futures contracts (to sell)	1,190,517
Forward foreign currency contracts (to buy)	61,891,623
Forward foreign currency contracts (to sell)	12,067,615

Average Notional Balance
Commodity index swap contracts	$17,810,203

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class A2 and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at an annual rate of 0.75% of the average net assets of the class. Service and distribution fees are accrued daily and paid monthly.

46	Legg Mason Strategic Real Return Fund 2013 Annual Report

For the year ended November 30, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$16,915	$12,912
Class A2	2,873	5,648
Class C	15,186	5,192
Class I	—	1,362
Class IS	—	7,386
Total	$34,974	$32,500

For the year ended November 30, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$13,990
Class A2	3,934
Class C	5,428
Class I	1,497
Class IS	155,116
Total	$179,965

6. Distributions to shareholders by class

	Year Ended November 30, 2013	Year Ended November 30, 2012
Net Investment Income:
Class A	$115,740	$40,977
Class A2	6,379	—	†
Class C	10,219	339
Class I	3,179	18,006
Class IS	2,364,493	1,085,701	‡
Total	$2,500,010	$1,145,023

Net Realized Gains:
Class A	$32,861	$4,714
Class A2	964	—	†
Class C	7,359	1,203
Class I	2,671	78,336
Class IS	537,455	1,085	‡
Total	$581,310	$85,338

†	For the period October 31, 2012 (inception date) to November 30, 2012.

‡	For the period December 15, 2011 (inception date) to November 30, 2012.

7. Shares of beneficial interest

At November 30, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple

Legg Mason Strategic Real Return Fund 2013 Annual Report	47

Notes to consolidated financial statements (cont’d)

classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended November 30, 2013		Year Ended November 30, 2012
	Shares	Amount	Shares		Amount
Class A
Shares sold	64,258	$918,542	186,299		$2,554,658
Shares issued on reinvestment	10,504	147,672	3,376		44,546
Shares repurchased	(246,394)	(3,500,748)	(197,334)		(2,715,592)
Net decrease	(171,632)	$(2,434,534)	(7,659)		$(116,388)

Class A2
Shares sold	136,747	$1,938,126	10,920	†	$151,806	†
Shares issued on reinvestment	525	7,343	—		—
Shares repurchased	(29,815)	(418,810)	(32)	†	(449)	†
Net increase	107,457	$1,526,659	10,888	†	$151,357	†

Class C
Shares sold	18,879	$268,535	26,699		$367,035
Shares issued on reinvestment	1,136	16,007	109		1,434
Shares repurchased	(59,333)	(834,453)	(54,288)		(733,644)
Net decrease	(39,318)	$(549,911)	(27,480)		$(365,175)

Class I
Shares sold	79,090	$1,147,963	47,687		$647,091
Shares issued on reinvestment	411	5,850	7,277		96,342
Shares repurchased	(60,938)	(863,852)	(9,202,626)		(119,731,627)
Net increase (decrease)	18,563	$289,961	(9,147,662)		$(118,988,194)

Class IS
Shares sold	1,438,874	$20,401,240	9,749,422	‡	$127,302,111	‡
Shares issued on reinvestment	206,677	2,901,948	82,544	‡	1,086,786	‡
Shares repurchased	(956,672)	(13,605,396)	(1,116,730)	‡	(15,366,269)	‡
Net increase	688,879	$9,697,792	8,715,236	‡	$113,022,628	‡

†	For the period October 31, 2012 (inception date) to November 30, 2012.

‡	For the period December 15, 2011 (inception date) to November 30, 2012. On December 15, 2011, Class I shareholders exchanged $116,485,228 into Class IS.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

	Record Date	Payable Date	Class A	Class A2	Class C	Class I	Class IS
Short Term Capital Gains	12/10/2013	12/11/2013	$0.054920	$0.054920	$0.054920	$0.054920	$0.054920
Long Term Capital Gains	12/10/2013	12/11/2013	$0.341690	$0.341690	$0.341690	$0.341690	$0.341690

48	Legg Mason Strategic Real Return Fund 2013 Annual Report

The tax character of distributions paid during the fiscal years ended November 30, were as follows:

	2013	2012
Distributions Paid From:
Ordinary income	$2,899,399	$1,145,068
Net long-term capital gains	181,921	85,293
Total distributions paid	$3,081,320	$1,230,361

As of November 30, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$200,007
Undistributed long-term capital gains — net	3,858,416
Total undistributed earnings	$4,058,423
Deferred capital losses*	(46,083)
Other book/tax temporary differences(a)	(1,978,249)
Unrealized appreciation (depreciation)(b)	9,833,883
Total accumulated earnings (losses) — net	$11,867,974

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain futures and foreign currency contracts, and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between the book and tax cost basis of investments in real estate investment trusts and other book/tax basis adjustments.

Legg Mason Strategic Real Return Fund 2013 Annual Report	49

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of Legg Mason Strategic Real Return Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Legg Mason Strategic Real Return Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the "Fund") at November 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

January 17, 2014

50	Legg Mason Strategic Real Return Fund 2013 Annual Report

Board approval of management advisory and subadvisory agreements (unaudited)

At its November 2013 meeting, the Fund’s Board of Trustees (the “Board”) approved the continuation of the management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”), the advisory agreement (the “Advisory Agreement”) between Legg Mason Global Asset Allocation, LLC (the “Adviser”) and the Manager, the subadvisory agreement among the Manager, the Adviser and Western Asset Management Company (“Western Asset”), the subadvisory agreement among the Manager, the Adviser and ClearBridge Investments, LLC (“ClearBridge”), the subadvisory agreement among the Manager, the Adviser and Batterymarch Financial Management, Inc. (“Batterymarch”), the subadvisory agreement among the Manager, the Adviser, Western Asset and Western Asset Management Company Ltd. (“Western Japan”), the subadvisory agreement among the Manager, the Adviser, Western Asset and Western Asset Management Company Limited (“WAML”) and the subadvisory agreement between the Manager and Western Asset pursuant to which Western Asset provides day-to-day management of the Fund’s cash and short-term investments. (Each subadvisory agreement is referred to as a “Subadvisory Agreement”.) Western Asset, ClearBridge, Batterymarch, Western Japan and WAML are each referred to herein as a Subadviser. (The Management, Advisory and Subadvisory Agreements are collectively referred to as the “Agreements.”) The trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), met on October 10, 2013, with the assistance of their independent legal counsel and their contract review consultant, and in executive session with independent legal counsel on November 8, 2013, to review and evaluate the materials provided by the Manager, the Adviser and the Subadvisers to assist the Board, and in particular the Independent Trustees, in considering approval of the Management, Advisory and Subadvisory Agreements, respectively. At such October meeting the Independent Trustees received a presentation from senior Fund management and reviewed the information provided, as well as a memorandum from their independent legal counsel and materials from the contract review consultant.

In voting to approve continuance of the Agreements, the Board, including the Independent Trustees, considered whether approval of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Management Agreement, the Advisory Agreement and each Subadvisory Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuance of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager, the Adviser and each Subadviser under the Management, Advisory and Subadvisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Adviser and Subadvisers. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted

Legg Mason Strategic Real Return Fund	51

Board approval of management advisory and subadvisory agreements (unaudited) (cont’d)

information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Adviser and Subadvisers, as applicable, and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager, the Adviser and the Subadvisers took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager, the Adviser and the Subadvisers and the quality of the Manager’s administrative and other services.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available through the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager, the Adviser and the Subadvisers and the oversight provided by the Manager and/or the Adviser, as applicable. The Board also considered the Adviser’s and the Subadvisers’ brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a Lipper benchmark. In addition, the Trustees noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark and had met with the Fund’s portfolio managers at in-person meetings throughout the year.

The Board also received and reviewed supplemental performance benchmarking materials prepared by the Independent Trustees’ contract review consultant. Although the peer group and product category measures used by the contract review consultant were not the same as the Performance Universe used by Lipper, the Board noted that the results of the consultant’s measures were consistent with and confirmed the results of the Lipper data. The Board also reviewed other measures of performance and risks provided by the contract review consultant.

With respect to the Lipper information, the Board noted that the three-year ended June 30, 2013 performance for the Class A Shares was competitive, ranking in the third quartile, but that the Fund ranked in the fourth quintile for the one-year period ended June 30, 2013. The

52	Legg Mason Strategic Real Return Fund

Board considered the analysis provided by the Adviser of the reasons for the underperformance of the Fund during the one-year period. The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that it was in the best interest of the Fund to approve renewal of the Agreement.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management, advisory and subadvisory services provided by the Manager, the Adviser and the Subadvisers, respectively. The Board noted that the Manager or Western Asset, and not the Fund, pays the fee to the Adviser and Subadvisers. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees waived and expense reimbursements by the Manager which partially reduced the management fee paid to the Manager) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager, the Adviser, and the Subadvisers charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager and the Adviser reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out the range of fees based on asset classes. In addition, the Manager provided and discussed with the Board a comparison with the fees of other registered investment companies managed by affiliated advisers in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. The Board also received and reviewed supplemental expense benchmarking materials prepared by the Independent Trustees’ contract review consultant. Although the peer group and product category measures used by the contract review consultant were not the same as the Lipper expense group or expense universe, the Board noted that results of the consultant’s measures were consistent with and confirmed the results of the Lipper data. With respect to the Lipper information, the Board noted that the Actual and Contractual Management Fees of the Class IS Shares were lower than median (second quintile) and that actual total expenses of the Class IS Shares were lower than the Lipper expense group (second quintile) and expense universe medians.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the

Legg Mason Strategic Real Return Fund	53

Board approval of management advisory and subadvisory agreements (unaudited) (cont’d)

Fund, based on financial information and business data for the 12 months ended March 31, 2013, which corresponds to Legg Mason’s most recently completed fiscal year. The Trustees considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex, the Board concluded that although there were no currently existing breakpoints, any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Adviser and its affiliates, as a result of the Adviser’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment advisory and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interest of the Fund.

54	Legg Mason Strategic Real Return Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Strategic Real Return Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees[1]
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly: Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	16
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Lead Independent Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	16
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	16
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Formerly, Director/Trustee of Legg Mason Institutional Funds plc, WAFixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Legg Mason Strategic Real Return Fund	55

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees[1] cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	16
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.
Other board memberships held by Trustee during past five years	Director of Ticc Investment Capital Corp.

56	Legg Mason Strategic Real Return Fund

Independent Trustees[1] cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Santa Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	16
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	16
Other board memberships held by Trustee during past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

Interested Trustees[3]
Jennifer W. Murphy
Year of birth	1964
Position(s) with Trust	Trustee and Chair
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years

Executive Vice President and Chief Administrative Officer of Legg Mason, Inc. (since 2013); formerly: Chief Operations

Officer of LMM LLC (1999 to 2013); President and CEO of Legg Mason Capital Management, LLC (“LMCM”) and Manager of LMCM and predecessors (1998 to 2013).

Number of funds in fund complex overseen by Trustee	16
Other board memberships held by Trustee during past five years	None

Legg Mason Strategic Real Return Fund	57

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustees[3] cont’d
Kenneth D. Fuller
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	155
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

58	Legg Mason Strategic Real Return Fund

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)

[1]

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[2]

Officers of the Trust are elected to serve until their successors are elected and qualified. Trustees of the Trust serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Effective June 1, 2013, Ms. Murphy was appointed to the position of Trustee and Chair and Mr. Fuller was appointed to the position of Trustee, President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer, Mr. Gerken retired May 31, 2013. Ms. Murphy and Mr. Fuller are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

Legg Mason Strategic Real Return Fund	59

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended November 30, 2013:

Record date:	12/11/2012	12/26/2012
Payable date:	12/12/2012	12/27/2012
Ordinary income:
Qualified dividend income for individuals	—	41.39%
Dividends qualifying for the dividends
received deduction for corporations	—	14.73%
Long-term capital gain dividend	$0.019214	—

Please retain this information for your records.

60	Legg Mason Strategic Real Return Fund

Legg Mason

Strategic Real Return Fund

Trustees

Kenneth D. Fuller*

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy*

Chair

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Legg Mason Global Asset Allocation, LLC

Subadvisers

Batterymarch Financial Management, Inc.

ClearBridge Investments, LLC

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank & Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*	Effective June 1, 2013, Ms. Murphy became a Trustee and Chair and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Legg Mason Strategic Real Return Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason Strategic Real Return Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Strategic Real Return Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013120 1/14 SR13-2096

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2012 and November 30, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $64,326 in 2012 and $76,526 in 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2012 and $4,250 in 2013. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for Legg Mason Global Asset Management Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,200 in 2012 and $6,320 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $1,093 in 2012 and $162 in 2013, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2012 and 2013; Tax Fees were 100% and 100% for 2012 and 2013; and Other Fees were 100% and 100% for 2012 and 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $270,453 in 2012 and $254,500 in 2013.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

	a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn
Arnold L. Lehman
Robin J.W. Masters
Jill E. McGovern
Arthur S. Mehlman
G. Peter O’Brien
S. Ford Rowan
Robert M. Tarola

	b)	Not applicable

ITEM 6.		SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.		DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.		PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.		PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.		SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.		CONTROLS AND PROCEDURES.

	(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

	(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Global Asset Management Trust

Date:	January 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Global Asset Management Trust

Date:	January 24, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Global Asset Management Trust

Date:	January 24, 2014